                   ALLMERICA INVESTMENT TRUST (THE "TRUST")
     SUPPLEMENT EFFECTIVE DECEMBER 8, 1997 TO PROSPECTUS DATED MAY 1, 1997





     The section on Asset-Backed Securities and Mortgage-Backed Securities under "Certain Investment Strategies and Policies" is divided into two separate sections and amended to read:

     ASSET-BACKED SECURITIES (APPLICABLE TO GROWTH FUND, SELECT GROWTH AND INCOME FUND, SELECT INCOME FUND, INVESTMENT GRADE INCOME FUND, GOVERNMENT BOND FUND AND MONEY MARKET FUND)

               The Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, frequently a pool of assets similar to one another. Assets generating such payments include instruments such as motor vehicle installment purchase obligations, credit card receivables, and home equity loans. Payment of principal and interest may be guaranteed for certain amounts and time periods by a letter of credit issued by a financial institution unaffiliated with the issuer of the securities. The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. Under certain interest rate and prepayment rate scenarios, the Funds may fail to recoup fully their investment in asset-backed securities. A Fund will not invest more than 20% of its total assets in asset-backed securities.

     MORTGAGE-BACKED SECURITIES (APPLICABLE TO THE SELECT INCOME FUND, INVESTMENT GRADE INCOME FUND AND GOVERNMENT BOND FUND)

          The Funds may invest in mortgage-backed securities which are debt obligations secured by real estate loans and pools of loans on single family homes, multi-family homes, mobile homes, and in some cases, commercial properties. The Funds may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. government agency such as Ginnie Mae, Fannie Mae, and Freddie Mac.

          Mortgage-backed securities are in most cases "pass-through" instruments through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yields of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Funds reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages that underlie securities purchased at a premium could result in losses.

          The Funds also may invest in multiple class securities issued by U.S. government agencies and instrumentalities such as Fannie Mae, Freddie Mac, and Ginnie Mae, including guaranteed collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates, when consistent with the Funds' investment objective, policies, and limitations. A CMO is a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payment on underlying collateral to different series or classes of obligations. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

          CMOs and guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, Freddie Mac, and Ginnie Mae are types of multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds currently do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac, or Ginnie Mae guaranteed mortgage pass-through certificates. The obligations of Fannie Mae, Freddie Mac, or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac, or Ginnie Mae, respectively.

          Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are available otherwise.

          For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as "Gold PCs."

          Ginnie Mae REMIC Certificates guarantee the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes). This Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

          REMIC Certificates issued by Fannie Mae, Freddie Mac, and Ginnie Mae are treated as U.S. government securities for purposes of investment policies. There can be no assurance that the United States Government will continue to provide financial support to Fannie Mae, Freddie Mac, or Ginnie Mae in the future.





Dated: December 8, 1997